                                                                    Exhibit 24.1
                                                                    ------------

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of OMNOVA Solutions Inc., hereby constitutes and appoints James
C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, an amendment to the Registration Statement on Form S-8, and any amendments thereto, filed in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1999.


Dated: October 28, 1999                            /s/ Edward P. Campbell
                                                   -----------------------------
                                                   Edward P. Campbell
                                                   Director


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of OMNOVA Solutions Inc., hereby constitutes and appoints James
C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, an amendment to the Registration Statement on Form S-8, and any amendments thereto, filed in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1999.


Dated: October 29, 1999                             /s/ Charles A. Corry
                                                    ----------------------------
                                                    Charles A. Corry
                                                    Director

                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of OMNOVA Solutions Inc., hereby constitutes and appoints James
C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, an amendment to the Registration Statement on Form S-8, and any amendments thereto, filed in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1999.


Dated: November 2, 1999                               /s/ Diane E. McGarry
                                                      -------------------------
                                                      Diane E. McGarry
                                                      Director


                               POWER OF ATTORNEY
                               -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of OMNOVA Solutions Inc., hereby constitutes and appoints James
C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, an amendment to the Registration Statement on Form S-8, and any amendments thereto, filed in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1999.


Dated: October 28, 1999                               /s/ Steven W. Percy
                                                      -------------------------
                                                      Steven W. Percy
                                                      Director

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of OMNOVA Solutions Inc., hereby constitutes and appoints James
C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, an amendment to the Registration Statement on Form S-8, and any amendments thereto, filed in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1999.


Dated: October 28, 1999                          /s/ Dr. R. Byron Pipes
                                                 ---------------------------
                                                 Dr. R. Byron Pipes
                                                 Director


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of OMNOVA Solutions Inc., hereby constitutes and appoints James
C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, an amendment to the Registration Statement on Form S-8, and any amendments thereto, filed in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1999.


Dated: October 30, 1999                           /s/ John B. Yasinsky
                                                  --------------------------
                                                  John B. Yasinsky
                                                  Chairman of the Board, Chief
                                                  Executive Officer and Director

                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of OMNOVA Solutions Inc., hereby constitutes and appoints James
C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, an amendment to the Registration Statement on Form S-8, and any amendments thereto, filed in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1999.


Dated: October 28, 1999                          /s/ Michael E. Hicks
                                                 ------------------------------
                                                 Michael E. Hicks
                                                 Senior Vice President and
                                                 Chief Financial Officer


                                POWER OF ATTORNEY
                                -----------------

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of OMNOVA Solutions Inc., hereby constitutes and appoints James
C. LeMay and Cynthia A. Slack, and each of them severally (each with full power to act alone), his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, an amendment to the Registration Statement on Form S-8, and any amendments thereto, filed in connection with the OMNOVA Solutions Inc. Option Adjustment Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes and he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney expires December 31, 1999.


Dated: October 28, 1999                         /s/ Patricia J. Parr
                                                -----------------------------
                                                Patricia J. Parr
                                                Director - Audit, Accounting &
                                                Tax